SECOND AMENDMENT TO

AMENDED AND RESTATED STOCKHOLDER RIGHTS AGREEMENT OF

ECO-STIM ENERGY SOLUTIONS, INC.

This Second Amendment to the Amended and Restated Stockholder Rights Agreement of Eco-Stim Energy Solutions, Inc., a Nevada corporation (the “Company”), is entered into and effective as of August 25, 2017 (this “Second Amendment”), by and between the Company and the undersigned Stockholders, with respect to that certain Amended and Restated Stockholder Rights Agreement dated March 3, 2017 between the Company and the Stockholders identified therein (as amended to date, the “Rights Agreement”). Capitalized terms used but not defined herein shall have the meaning ascribed to each such term in the Rights Agreement.

Recitals

A.	A new member of the Board of Directors has been appointed to the Audit Committee of the Board of Directors, such that the Audit Committee has three (3) members as required by Section 5605(c)(2)(A) of the National Association of Securities Dealers Automated Quotations (the “NASDAQ”) Listing Rules (the “NASDAQ Rules”), and no FTP Investor Directors are members of the Audit Committee.

B.	In connection with such appointment, it has been proposed that the Rights Agreement be amended as provided herein so as to remove the requirement that one of the FTP Investor Directors satisfy the independence or other qualification requirements imposed by the Exchange Act or rules and regulations of any National Securities Exchange for audit committee purposes.

C.	Pursuant to Section 7.09 of the Rights Agreement, except with respect to certain circumstances not relevant here, the Rights Agreement may be amended, supplemented, or otherwise modified pursuant to an instrument in writing executed by the Company, the FTP Investors, and Stockholders holding a majority of the issued and outstanding shares of Common Stock owned by Stockholders (the FTP Investors and such Stockholders, the “Requisite Stockholders”), and such written amendment or modification will be binding upon the Company, each Stockholder and each Other Investor.

D.	The undersigned Stockholders constitute the Requisite Stockholders.

Amendment

NOW, THEREFORE, the Rights Agreement is hereby amended as follows:

1.	Clause (i) of Section 2.01 of Article II is hereby amended and restated in its entirety to provide as follows:

“(i) on each occasion when directors are nominated for election by the Company’s stockholders, the FTP Investors will be entitled to nominate three (3) members of the Board of Directors of the Company, and each Stockholder shall vote all voting securities (including all voting Shares) owned by such Stockholder or over which such Stockholder has voting control, and shall take all other necessary or desirable actions within his, her or its control, to elect to the Board each person so nominated by the FTP Investors (each member of the Board of Directors, a “Director” and, collectively, the “Board”; each Director nominated by the FTP Investors, the “FTP Investor Nominees”, and upon election to the Board, the “FTP Investor Directors”); and”

2.	Except as amended by this Second Amendment, the Rights Agreement remains the same and in full force and effect.

3.	This Second Amendment may be executed in two or more counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Second Amendment shall become effective upon the execution of a counterpart hereof by each party hereto and written or telephonic notification of such execution and authorization of delivery thereof has been received by each party hereto.

[Signature page(s) follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

ECO-STIM ENERGY SOLUTIONS, INC.

A Nevada corporation

By:	/s/ Jon Christopher Boswell
Jon Christopher Boswell
President and Chief Executive Officer

ESES - Signature Page to

Second Amendment to Amended and Restated Stockholder Rights Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

FT SOF VII HOLDINGS, LLC

By:	/s/ Brian Meyer
Name:	Brian Meyer
Title:	Authorized Person

ESES - Signature Page to

Second Amendment to Amended and Restated Stockholder Rights Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

MANAGEMENT STOCKHOLDERS

By:	/s/ Jon Christopher Boswell
Name:	Jon Christopher Boswell

By:	/s/ Alexander Nickolatos
Name:	Alexander Nickolatos

By:	/s/ Craig Murrin
Name:	Craig Murrin

ESES - Signature Page to

Second Amendment to Amended and Restated Stockholder Rights Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

The Other Investors:

MR. BJARTE BRUHEIM

By:	/s/ Bjarte Bruheim

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

BIENVILLE ARGENTINA
OPPORTUNITIES MASTER FUND, L.P.

By:	/s/ Donald Stoltz
Name:	Donald Stoltz
Title:	Managing Member

ESES - Signature Page to

Second Amendment to Amended and Restated Stockholder Rights Agreement